HOUSEHOLD

CREDIT CARD SERVICES

Bobby Mehta
Group Executive

January 21-22, 2003

CREDIT CARD SERVICES

Receivables As of December 31, 2002



GM
39.1%
Union Plus
28.5%
Non-Prime
26.0%
Other
6.4%

STRATEGY FOR PROFITABLE GROWTH

- True partnership approach
- Full spectrum lending
- Leverage of Household franchise
- Customer care orientation (Sales and Service)
- Analytically driven decision making (Marketing, Risk, Collections)

LEVERAGING DATA AND ANALYTICS FOR PROFITABLE GROWTH

- Data and analytics are the foundation for decision-making
- Analytics and execution are aligned to turn insight into actions
  - Focused teams support each critical business function
- Teams leverage a common data infrastructure
  - Analytics are balanced with experience and judgement
- Test and learn approach

HOUSEHOLD

FRAMEWORK FOR ANALYTICAL DECISION MAKING



Turning insight into action
Data Warehouse/ Data Marts
Analytical Platforms
Channel/Process
Execution

EXECUTION: TURNING INSIGHT INTO ACTION



Financial Management/Forecasting
Originations
Portfolio Management
Risk Management
Data / Analytical Infrastructure

STRONG FINANCIAL MANAGEMENT PROCESS UNDERPINS RISK MANAGEMENT

- Originations, investment decisions and results tracking
  - Pro formas (5 year) utilize recent performance of "like" marketing cells
  - Risk-weighted capital based on portfolio
  - Vintage tracking on portfolio mailings

- Loss forecasting process
  - Joint process with Finance, Risk and Collections
  - Roll rate models
  - Vintage models
  - Econometric modeling and economic overlays

HOUSEHOLD

STRONG FINANCIAL MANAGEMENT PROCESS UNDERPINS RISK MANAGEMENT

- Financial forecasting process
  - Full P/L monthly by major portfolio
  - Common data infrastructure
  - Produce 18-month rolling forecasts
  - Continuous improvement of process (cost analysis/drivers, capital, treasury, etc.)
  - Recession and other scenarios

- Monthly business reviews
  - Focus on risks and opportunities to financial forecasts
  - Initiatives and trends

MODELS ARE CONTINUOUSLY VALIDATED WITH EXPERIENCE

Over 150 scorecards are in production today

- Leverage a suite of custom models
  - Risk and response models
  - Bankruptcy prediction models
  - Behavior scores
  - Transaction-based models
  - "Purpose-built" models

- Strict, well-documented control process governs the model development/validation process
  - Ensures statistical validity and legal/regulatory compliance

HOUSEHOLD

ORIGINATIONS

Data	Analytics	Business Processes	Results
Credit bureau	Risk	Monthly mailings	Response rates above industry
Demographics	Marketing	Offer optimization	Cost per account flat while volume of new accounts rising
Customer	Finance	Underwriting (Strategyware)	Risk-adjusted returns stable
Suppression			Increased frequency of mailings to monthly
Campaign history			Leading direct mailer (300M originations pieces mailed)
Response history			
Vertical lists			

HOUSEHOLD

PORTFOLIO MANAGEMENT

Data
- Transaction
- Account
- Customer
- Household
- Offer
- Response
- Application
- Behavior
- Demographics
- Models/Scores
- Telephone
- Points (GM)

Analytics
- Risk
  - Line management
  - Risk-based pricing
- Marketing
  - Balance build
  - Spend
  - Retention
  - Enhancement Services
- Financial Forecasting

Business Processes
- Data integration
- Risk focused
- Marketing focused

Results
- Program execution (700+ compaigns annually)
- Growth of inbound sales
- Intelligent call routing
- Monthly processes for all key actions

HOUSEHOLD

LOSS MITIGATION

Data	Analytics	Business Processes	Results
Falcon (fraud) Bust-outs Suspicious merchants Transactions Authorizations Collections	Current account - Line management - Repricing - Authorizations Delinquent accounts - Collections treatment optimization - Collections support (champion/challenger)	Collections analytics Current account loss mitigation	Collections - Efficiency - Effectiveness - Optimization of treatment (CTO) Fraud losses among lowest in industry Current account loss mitigation provides substantial charge off savings

HOUSEHOLD

SUMMARY

- Results
  - Have improved consistently since 1998
  - Have proven highly predictable
- Overall portfolio growth has been prudent and controlled
- Underwriting and account management strategies have been appropriately conservative
- Collections and loss mitigation efforts have been very effective
- All strategies have a strong empirical and statistical foundation
- Rigorous review and control processes ensure sustainability of results